UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):	March 22, 2011

KENT INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20726	20-4888864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5305 Miramar Lane
Colleyville, Texas	76034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(682) 738-8011

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 22, 2011, Kent International Holdings, Inc. (the “Company”) through a wholly owned subsidiary, Kent Texas Properties, LLC (“KTP”), acquired 4211 Cedar Springs Road (the “Property”) located in Dallas, Texas.  The Property was purchased for $4,325,000 in cash, exclusive of closing costs, from a private seller.  The property is a 39,829 square foot office building that is 100% leased to the General Services Administration (GSA).

The foregoing description of the property acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the purchase agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

The Company has indicated in its recent periodic filings with the Commission that it is not a shell company.  However; should it be determined that the Company was a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, we are filing with this Form 8-K Current Report, the information that would be required if Registrant were filing a general form of registration on Form 10.

FORM 10 DISCLOSURES

BUSINESS

Warning Regarding Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this Current Report on Form 8-K are forward-looking statements that involve risks and uncertainties.  For a discussion of certain factors which may affect the outcome projected in such statements, see the section entitled “Risk Factors” of this Current Report, as well as factors noted in the balance of this section (“Description of Business”).  Actual results may differ materially from those projected.  These forward-looking statements represent the Company’s judgment as of the date of the filing of this Current Report.  The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Prior Business

Kent International Holdings, Inc. (“Kent International,” “Company,” “us,” “we” and “our”), previously known as Cortech, Inc. (“Cortech”), was a biopharmaceutical company whose primary focus had been the discovery and development of novel therapeutics for the treatment of inflammatory disorders.  The Company terminated those operations in 2004.  In 2009 the Company’s subsidiary, Kent Capital, Inc., registered with the Financial Industry Regulatory Authority (FINRA), and began business as a securities broker-dealer.  Kent International also operates a niche social networking website, www.ChinaUSPals.com, designed to promote cultural exchange between the citizens of the United States and those of the People’s Republic of China

Real Estate

On March 22, 2011, the “Company through a wholly owned subsidiary, Kent Texas Properties, LLC (“KTP”), acquired the land and improvements located at 4211 Cedar Springs Road (the “Property”) in Dallas, Texas.  Commencing with this purchase, the Company intends to operate as a full service real estate corporation that owns and operates income producing properties.  We will look to opportunistically acquire additional properties, primarily in the Dallas/Fort Worth area; however, we will not limit our search to that market.  Alternatively, management will also continue to pursue other acquisition opportunities that offer potentially profitable uses for the Company’s available capital.

The Company’s general investment strategy shall be to make investments in real properties that offer attractive current yields with, in some cases, potential for capital appreciation.  We may buy these properties directly, through joint ventures, or as general partner in limited partnerships utilizing funds raised from accredited investors.  We are currently engaged in discussions to enter into a joint venture to purchase a multi-family complex in the DFW area wherein we would obtain the majority of the general partnership interest as well as a majority of the limited partnership units.  We cannot be certain that these discussions will result in a formal agreement.

We believe that the current economic climate together with a restriction in credit available to would be purchasers of real estate will enable Kent International to acquire properties at favorable prices by funding the purchases with cash on hand.  We would then attempt to obtain a mortgage on said properties after closing thereby replenishing our cash on hand.  We have applied for a commercial mortgage meant to refinance our purchase of 4211 Cedar Springs; however, at this time we are uncertain whether the mortgage will be approved or what terms may be offered.

In assessing the benefit of the acquisition to the Company, Management considered the following factors:

•
The lease provides for annual rent of $746,464 together with a reimbursement of certain operating expenses that exceed a baseline.  This base is subject to annual adjustment based on the Cost of Living Index (COLI).  Since the likelihood of default by the GSA is relatively low, we did not feel a discount for possibility of default was necessary.  Therefore our estimate of revenue for the next seven years was in excess of $746,000.

•	Expenses during 2010 (net of expenses related to the prior owners that will not be repeated) consisted of:
Property taxes in the amount of $68,063
Operations including maintenance and utilities in the amount of $217,830
Management fees in the amount of $30,377
Property insurance in the amount of $7,677

Based on our expectation that the GSA lease has provisions for reimbursement of certain operating expenses above COLI, we estimated that the range of such expenses that we will ultimately be responsible for during the next seven years will be $296,000 to $398,500.  Our estimates do not include any provision for capital improvements.

Using the mid-range of the anticipated expenses, we estimated net cash flow over the next seven years to be approximately $399,396:  The purchase price of $4,325,000, then, represented an estimated annual yield of in excess of 9.25%.  This anticipated yield far exceeded the yield on cash that the Company has realized in recent years.  In addition, in management’s opinion, this yield presented a better opportunity for the Company that any other investment opportunities that were currently available to the Company or were reviewed by the Company during the past two years.  Accordingly, management determined that the purchase price for the property was reasonable.

RISK FACTORS

Our business operations produce losses

The Company had very limited business operations during 2010 and 2009, and the Company had net losses of $359,041 and $474,618 in 2010 and 2009, respectively. Although the purchase of the Property will increase revenues significantly, the Company cannot assure stockholders that it will not continue to have losses after depreciation and amortization under generally accepted accounting standards.

Real property investments entail risk. The Company’s properties may not be profitable, may not result in distributions and/or may depreciate.

Properties acquired by the Company: (i) may not operate at a profit; (ii) may not perform to the Company’s expectations; (iii) may not appreciate in value; (iv) may depreciate in value; (v) and/or may not ever be sold at a profit.  The marketability and value of any properties will depend upon many factors beyond the Company’s control, including but not limited to general economic conditions, zoning laws, tax laws and the availability of financing.

The Company may invest in joint ventures, which adds another layer of risk to its business.

The Company may acquire properties through joint ventures, which could subject the Company to certain risks that may not otherwise be present if investments were made directly by the Company. These risks include: (i) the potential that the Company’s joint venture partner may not perform; (ii) the joint venture partner may have economic or business interests or goals which are inconsistent with or adverse to those of the Company; (iii) the joint venture partner may take actions contrary to the requests or instructions of the Company or contrary to the Company’s objectives or policies; and (iv) the joint venture partners may not be able to agree on matters relating to the property they jointly own.

The Company could incur unforeseen environmental liabilities.

Various federal, state and local laws and regulations subject property owners and operators to liability for reporting, investigating, remediating, and monitoring regulated hazardous substances released on or from a property.  These laws and regulations often impose strict liability without regard to whether the owner or operator knew of, or actually caused, the release.  The presence of, or the failure to properly report, investigate, remediate, or monitor hazardous substances could adversely affect the financial condition of the Company or the ability of the Company to operate the properties. In addition, these factors could hinder the Company’s ability to borrow against the properties. The presence of hazardous substances on a property also could result in personal injury or similar claims by private plaintiffs. In addition, there are federal, state and local laws and regulations which impose requirements on the storage, use, management and disposal of regulated hazardous materials or substances. The failure to comply with those requirements could result in the imposition of liability, including penalties or fines, on the owner or operator of the properties. Future laws or regulations could also impose unanticipated material environmental liabilities on the Company in connection with any of the properties. The costs of complying with these environmental laws and regulations for the Company’s properties could adversely affect the Company’s operating costs and, if contamination is present, the value of those properties.

Real properties are illiquid investments and we may be unable to adjust our portfolio in response to changes in economic or other conditions or sell properties if or when we decide to do so.

Real properties are illiquid investments and we may be unable to adjust our portfolio in response to changes in economic or other conditions.  In addition, the real estate market is affected by many factors, such as general economic conditions, availability of financing, interest rates and other factors, including supply and demand, all of which are beyond our control.  Particularly in light of the current economic conditions, we cannot predict whether we will be able to sell any property for the price or on the terms set by us, or whether any price or other terms offered by a prospective buyer would be acceptable to us.  We also cannot predict the length of time needed to find a willing buyer and to close the sale of a property or the disposition of properties that are in default.  In addition, the availability of financing and current market conditions may delay or prevent the closing of a sale of a property even if the price and other terms of the transaction were acceptable to us.  The foregoing could mean that we may be unable to complete the sale of identified properties in the near term or at all.

Our rental income currently is dependent on a single tenant.

The General Services Administration (“GSA”) currently occupies 100% of our total rentable space and is responsible for 100% of our anticipated rental income.  Although leases with GSA are not subject to annual appropriation as a part of the budget process for the Federal Government, Federal fiscal issues may cause the GSA to vacate the property at the end of the lease term.

Our insurance may not be adequate to cover certain risks.

There are certain types of risks, generally of a catastrophic nature, such as earthquakes, floods, windstorms, act of war and terrorist attacks that may be uninsurable, or are not economically insurable, or are not fully covered by insurance. Moreover, certain risks, such as mold and environmental exposures, generally are not covered by our insurance. Should an uninsured loss or a loss in excess of insured limits occur, we could lose our equity in the affected property as well as the anticipated future cash flow from that property. Any such loss could have a material adverse effect on our business, financial condition and results of operations.

Failure to maintain an exemption from the Investment Company Act would harm our results of operations.

We intend to conduct our business so as not to become regulated as an investment company under the Investment Company Act of 1940, as amended.

The Investment Company Act exempts entities that are primarily engaged in the business of purchasing or otherwise acquiring mortgages and other liens on, and interests in, real estate. Under the current interpretation of the SEC staff, in order to qualify for this exemption, we must maintain at least 55% of our assets directly in these qualifying real estate interests.  If we fail to qualify for this exemption, our ability to use leverage would be substantially reduced and we would be unable to conduct our business as described in this report.

FINANCIAL INFORMATION

Statements in this report relating to future plans, projections, events or conditions are forward-looking statements.  Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected and include, but are not limited to, the risks discussed below, the risks discussed in the section of this Current Report on Form 8-K entitled “Risk Factors” and risks discussed elsewhere in this Form 8-K.  The Company expressly disclaims any obligation or undertaking to update these statements in the future.

Property Revenues

The Property located at 4211 Cedar Springs Road generated approximately $746,464 in rental income and $2,817 in expense reimbursements in 2010, all from the General Services Administration (GSA).  The initial term of the GSA lease runs until January 18, 2018 with an optional five year renewal period from January 2018 to January 2023.  The base rent during the initial term is $746,464 annually and includes a provision of $123,099 annually for the reimbursement of tenant improvement allowances.  The base rent during the renewal term is $623,365.

The lease rate includes an operating expense base of $187,206 annually (excluding property taxes) and a real estate tax base of $70,189.  The base year operating expenses are adjusted annually via the COLI and the GSA is responsible for any increases over the adjusted base year expenses.  This calculation is expected to generate an expense reimbursement of approximately $5,392 in 2011.  In theory, a decrease in the COLI could result in a negative adjustment to base year expenses and thus, a decrease in reimbursed expenses.

Property Expenses

The prior owner incurred $323,947 in expenses related to the operations of the Property.  These expenses included approximately $68,063 in property taxes.  As discussed above, the GSA lease includes provisions for expense reimbursements in excess of baseline expenses as adjusted by the COLI.  Other major expense categories include utilities (electricity, water, sewer, trash removal, and telephone), building maintenance (HVAC, plumbing, window washing, elevator and janitorial), and grounds maintenance (landscaping and irrigation).  The Company shall review these expenses to determine if there are any areas of savings.  We cannot be certain that the expenses we incur in operating the property will not increase.

Significant expenses that are not explicitly subject to reimbursement by the GSA are property insurance, alarm monitoring, telephone, and management fees.  We are currently negotiating contracts that, if agreed upon, would decrease both management fees and telephone charges from the 2010 level.  As these expenses are all subject to intense competition, we do not anticipate significant increases.

Expenses such as electricity, water, cleaning, trash removal and landscaping are subject to GSA reimbursement.  Although most of these expenses do not seem to materially increase from year to year, electricity billing rates are very volatile and may increase well in excess of the COLI in any given year.  We would therefore be responsible for monitoring the Property expenses against the baseline expenses to insure proper billing.  Should the COLI increase rapidly or in excess of the increase in operating expenses, our ability to obtain reimbursement will be affected.

The Company has entered into various service contracts in conjunction with the acquisition of the Property including a temporary management contract, .elevator, landscaping and HVAC maintenance, janitorial services, alarm monitoring, and waste removal.  These contracts include termination provisions and are not considered long term obligations.

Liquidity and Capital Resources

Working capital at December 31, 2010 was approximately $9.54 million.  The Company utilized approximately $4.345 million of working capital, including closing expenses, for the purchase of the Property.  We are actively pursuing a commercial mortgage loan on the Property at prevailing terms in order to free up working capital for additional acquisitions; however, at this time we are uncertain whether the mortgage will be approved or what terms may be offered.

The Property generated approximately $425,334 in net cash flow for the previous owner in 2010; however, net cash flow in 2011 will be dependent on our ability to control expenses, especially those not subject to GSA reimbursement.

Management believes its cash and cash equivalents are sufficient for its business activities for at least the next 12 months.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

PROPERTIES

Executive Offices

The Company’s executive offices are located in Colleyville, Texas in premises provided by Kent Financial Services Inc.  The Company pays Kent Financial Services a monthly management fee of $21,000 for management services.  No separate payment is made for use of the premises.

Office Buildings

The Company currently owns one office building located at 4211 Cedar Springs Road, Dallas, Texas which is a single tenant office building that is 100% leased to the GSA.  The initial lease with the GSA has seven years remaining with a provision for a five year renewal option.  The following table sets forth the location and size of the Property along with annualized gross rent, rented square feet and rent per square foot as of March 22, 2011.  As of March 22, 2011, the Property is unencumbered by debt.  The Property is under lease to the GSA.  The initial term of the GSA lease runs until January 18, 2018 with an optional five year renewal period from January 2018 to January 2023.  The base rent during the initial term is $746,464 annually and includes a provision of $123,099 annually for the reimbursement of tenant improvement allowances.  The base rent during the renewal term is $623,365.

Property/State	Total Gross Leasable Area (Square Feet)	Rented Square Feet	Annualized Gross Rent	Rent per Square Foot

4211 Cedar Springs Road, TX	39,329	39,329	$746,464	$18.98

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information required under this item is incorporated by reference from Item 12 (Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters) of Kent International Holdings, Inc.’s Form 10-K for the year ended December 31, 2010, filed March 18, 2011.

DIRECTORS and EXECUTIVE OFFICERS

The information required under this item is incorporated by reference from Item 10 (Directors, Executive Officers and Corporate Governance) of Kent International Holdings, Inc.’s Form 10-K for the year ended December 31, 2010, filed March 18, 2011.

EXECUTIVE COMPENSATION

The information required under this item is incorporated by reference from Item 11 (Executive Compensation) of Kent International Holdings, Inc.’s Form 10-K for the year ended December 31, 2010, filed March 18, 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The information required under this item is incorporated by reference from Item 13 (Certain Relationships and Related Transactions and Director Independence) of Kent International Holdings, Inc.’s Form 10-K for the year ended December 31, 2010, filed March 18, 2011.

LEGAL PROCEEDINGS

None

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The information required under this item is incorporated by reference from Item 15 (Market for Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities) of Kent International Holdings, Inc.’s Form 10-K for the year ended December 31, 2010, filed March 18, 2011.

RECENT SALES OF UNREGISTERED SECURITIES

None

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

None

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None

Item 9.01 Financial Statements and Exhibits

A.	Financial Statements of Real Estate Operations Acquired
Independent Accountants Report
Statement of Revenue in Excess of Certain Expenses for the year ended December 31, 2010
Notes to Statement of Revenue in Excess of Certain Expenses

B.	Pro Forma Financial Information
Unaudited Pro Form Consolidated Balance Sheet
Unaudited Pro Forma Consolidated Statement of Operations
Notes to the Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations

Exhibit Number	Description of Document

10.1	Purchase Agreement between 4211 Cedar Springs Partners, Ltd., as Seller, and Kent International Holdings, Inc., as Buyer, dated February 22, 2011.

Report of Independent Accountants

To the Board of Directors and Shareholders of Kent International Holdings, Inc.:

We have audited the accompanying statement of revenue in excess of certain expenses of the property known as 421 Cedar Springs Road (the "Property") for the year ended December 31, 2010.  The statement of revenue in excess of certain expenses is the responsibility of the Property's management.  Our responsibility is to express an opinion on the statement of revenue in excess of certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue in excess of certain expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue in excess of certain expenses.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue in excess of certain expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue in excess of certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Kent International Holdings, Inc.) as described in Note 1 to the statement of revenue in excess of certain expenses and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenue in excess of certain expenses of the Property presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the statement of revenue in excess of certain expenses of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States.

/s/ Paritz & Company, P.A.

March 26, 2011

4211 CEDAR SPRINGS ROAD
Statement of Revenue in Excess of Certain Expenses

Year Ended December 31, 2010

Revenue
Rent	$746,464
Expense reimbursements	2,817

Total revenue	749,281

Certain operating expenses
Operating and maintenance	248,207
Real estate taxes and insurance	75,740

Total certain operating expenses	323,947

Revenue in excess of certain operating expenses	$425,334

See accompanying notes to Statement of Revenue in Excess of Certain Expenses

4211 CEDAR SPRINGS ROAD
Notes to Statement of Revenue in Excess of Certain Expenses

Note 1	Property Acquired

On March 22, 2011, Kent International Holdings, Inc. (the “Company”) through a wholly owned subsidiary, Kent Texas Properties, LLC (“KTP”), acquired 4211 Cedar Springs Road (the “Property”) located in Dallas, Texas.  The property was purchased for $4,325,000 in cash, exclusive of closing costs, from a private seller.  The property is a 39,829 square foot office building that is 100% leased to the General Services Administration (GSA).

Note 2	Basis of Presentation

The Statement of Revenue in Excess of Certain Expenses has been prepared for the purpose of complying with Rule 8-06 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of Kent International Holdings, Inc. dated March 28, 2011 and are not intended to be a complete presentation of the Property revenue and expenses.  Audited statements are only presented for the most recently completed year as 1) the property was not acquired from a related party, 2) the material factors considered by the Company in assessing the property are described in specificity on this Form 8-K, and 3) we are not aware of any material factors relating to the Property other than those disclosed elsewhere in Form 8-K that would cause the reported financial information not to be necessarily indicative of future operating results.

The Statement of Revenue in Excess of Certain Expenses is presented on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.  The Statements of Revenue in Excess of Certain Expenses are not representative of the actual operations for the periods presented, as certain expenses, which may not be comparable to the expenses expected to be incurred in our future operations have been excluded.  Expenses excluded consist of legal fees, interest, depreciation and amortization and other expenses not directly related to future operations.

Note 3	Summary of Significant Accounting Policies

Revenue Recognition

Rental income is recognized when earned.  As the GSA lease provides for the payment of monthly rental in arrears, a receivable is recorded at the end of each month for the previous month’s rent.  Revenue recognized is exclusive of items that may not be comparable to future operations.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting of revenue and certain expenses during the reporting periods to prepare the Statements of Revenue in Excess of Certain Expenses in conformity with U.S. generally accepted accounting principles.  Actual results could differ from these estimates.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred while significant improvements, renovations and replacements are capitalized.

Note 4	Subsequent Events

We have evaluated subsequent events for recognition and disclosure through the date that the accompanying Statement of Revenue in Excess of Certain Expenses was issued.

The following pages present the Pro Forma Consolidated Balance Sheet and the Pro Forma Consolidated Statement of Operations.  The Pro Forma Consolidated Statement of Operations represents the estimated taxable operating results of the Company pursuant to Rule 8-06 of the Securities and Exchange Commission Regulation S-X.

KENT INTERNATIONAL HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
December 31, 2010

ASSETS	Historical Amounts	Cedar Springs	Pro Forma Amounts

Cash and cash equivalents	$9,555,369	$(4,325,000)	$5,230,369
Prepaid expenses and other current assets	10,618		10,618
Real estate assets:
Land		1,280,000	1,280,000
Buildings and improvements		1,659,679	1,659,679
Intangible assets:
Leases in place value		1,624,052	1,624,052
Unamortized tenant improvement allowances		530,444	530,444
Other assets	5,500		5,500

Total assets	$9,571,487	$769,175	$10,340,662

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable and accrued expenses	$26,217		26,217
Below market lease value acquired		$769,175	769,175

Total liabilities	26,217	769,175	795,392

Stockholders' equity:
Common stock	7,111		7,111
Additional paid-in capital	99,371,226		99,371,226
Accumulated deficit	(89,833,067)		(89,833,067)

Total stockholders' equity	9,545,270	-	9,545,270

Total liabilities and stockholders' equity	$9,571,487	$769,175	$10,340,662

See accompanying notes to the Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations

KENT INTERNATIONAL HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

	Historical Amounts	4211 Cedar Springs	Pro Forma Amounts
Revenues:
Rental Income		$810,562	$810,562
Expense reimbursement		2,817	2,817
Other income	$704		704

Total revenues	704	813,379	814,083

Expenses:
Operating and maintenance expenses		248,207	248,207
Property taxes and insurance		75,740	75,740
General and administrative expenses	368,036		368,036
Depreciation and amortization		304,639	304,639

Total expenses	368,036	628,586	996,622

Income (loss) before other income (expense)	(367,332)	184,793	(182,539)
Other income (expense)
Interest revenue	9,381		9,381

Income (loss) before income taxes	(357,951)	184,793	(173,158)
Provision for income taxes	1,090		1,090

Net Income (loss)	$(359,041)	$184,793	$(174,248)

Basic net income (loss) per common share	$(0.10)	$0.05	$(0.05)

Basic weighted average number of common
Common shares outstanding	3,555,488	3,555,488	3,555,488

See accompanying notes to the Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations

KENT INTERNATIONAL HOLDINGS, INC. AND SUBSIDIARIES
Notes to the Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations
(Unaudited)

Note A	Historical Amounts

Represents the historical consolidated balance sheet and statement of operations of Kent International Holdings, Inc. (the “Company”) for the year ended December 31, 2010, as contained in the historical financial statements and notes thereto as filed on Form 10-K.

Note B	Pro Forma Adjustments Consolidated Balance Sheet

The adjustments represent the acquisition of the Property for a purchase price of $4,325,000.  The transaction was fully funded utilizing available working capital, although the Company is attempting to obtain a mortgage on the Property.  In management’s opinion, all adjustments necessary to reflect the transaction have been made.  The unaudited Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transaction had been consummated at December 31, 2010, nor does it purport to represent the future position of the Company.

The preliminary allocation of the purchase price is as follows:

Allocated Value

Land	$1,280,000
Buildings	1,130,292
Improvements	529,387
Leases in place value	1,624,052
Unamortized tenant improvement allowances	530,444
Below market lease value acquired	(769,175)

$4,325,000

Note C	Pro Forma Adjustments Consolidated Statement of Operations

The adjustments represent the pro forma revenue and expenses for the year ended December 31, 2010 attributable to the acquisition of 4211 Cedar Springs Road (the “Property”) as if the acquisition had occurred on January 1, 2010 and includes the prior owners operating results for the year.  The unaudited Pro Forma Consolidated Statement of Operations are not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2010 assuming the transaction had been consummated on January 1, 2010, nor do they purport to represent the results of operation for a future period of the Company.

Capitalized below market rents are amortized as an increase to rental income over the remaining non-cancellable terms of the lease.  $64,098 was added to the pro forma rental income on the Pro Forma Consolidated Statement of Operations.

Depreciation and amortization expense relates to the aggregate purchase price of $4,325,000 adjusted by an allocation to land of $1,280,000 and an allocation to below market rent of negative $769,175 and is calculated as follows:

Assets:	Basis	Approximate Pro Forma Depreciable Life	Pro Forma Expense for the Year Ended December 31, 2010

Land	$1,280,000
Buildings	1,130,292	20	$56,515
Improvements	529,387	7	75,627
Leases in place value	1,624,052	7	232,007
Unamortized tenant improvement allowances	530,444	12	44,204

	$5,094,175		$304,639

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KENT INTERNATIONAL HOLDINGS, INC.

March 28, 2011	By:	/s/ Bryan P. Healey
Bryan P. Healey
Chief Financial Officer